Filed Pursuant to Rule 497(c)

File No. 333-29337

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2003

(as Supplemented March 20, 2003)

GE INSTITUTIONAL FUNDS

3003 Summer Street, Stamford, Connecticut 06905

For information, call (800) 242-0134

* U.S. Equity Fund	* Premier Growth Equity Fund
* S&P 500 Index Fund	* Premier Research Equity Fund
* Value Equity Fund	* Premier International Equity Fund
* Mid-Cap Growth Fund	* Income Fund
* Mid-Cap Value Equity Fund	* Strategic Investment Fund
* Small-Cap Value Equity Fund	* Money Market Fund
* International Equity Fund	* High Yield Fund
* Europe Equity Fund	* Small-Cap Growth Equity Fund
* Emerging Markets Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses of GE Institutional Funds (the “Trust”) dated January 29, 2003 (the “Prospectuses”), and should be read in conjunction with the relevant Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectuses. Copies of the Prospectuses describing each series of the Trust listed above (“Funds”) may be obtained without charge by calling the Trust at the telephone number listed above.

The Trust’s financial statements for the fiscal year ended September 30, 2002, and the Auditor’s Reports thereon, are incorporated herein by reference to the Trust’s Annual Report dated September 30, 2002. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed above.

Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. If you have invested through an Authorized Firm, you should call that firm for information on the status of your account. Terms that are defined in the Prospectuses shall have the same meanings in this SAI.

ii

INVESTMENT STRATEGIES AND RISKS

The Prospectuses discuss the investment objectives and principal investment strategies and risks of the following diversified open-end funds: the U.S. Equity Fund, the S&P 500 Index Fund1, the Value Equity Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Equity Fund (the “Mid-Cap Value Fund”), the Small-Cap Value Equity Fund (the “Small-Cap Value Fund”), the International Equity Fund (the “International Fund”), the Europe Equity Fund, the Emerging Markets Fund, the Premier Growth Equity Fund (the “Premier Fund”), the Premier Research Equity Fund (“Premier Research Fund”), the Premier International Equity Fund (“Premier International Fund”), the Income Fund, the Strategic Investment Fund (the “Strategic Fund”), and the Money Market Fund. The High Yield Fund and the Small-Cap Growth Equity Fund (the “Small-Cap Growth Fund”), each an additional series of the Trust, are not currently being offered by the Trust.

U.S. Equity Fund

The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal circumstances, invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

[1]	The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor’s 500 Composite Stock Index (the “Index”). The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of companies contained in the Index, measured at the time of investment.

Value Equity Fund

The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of large capitalization companies that GE Asset Management Incorporated (“GEAM”), the Fund’s Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Mid-Cap Growth Fund

The investment objective of the Mid-Cap Growth Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes have the potential for above-average growth.

The Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the Mid-Cap Growth Fund pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to existing shareholders. Liquidation of the Fund is expected to occur on or about February 28, 2003.

Effective December 20, 2002, the Fund was closed to all new purchases and incoming exchanges, with the exception of existing 401k plan participants and certain asset allocation funds. Effective on or about February 28, 2003, the Fund expects to have liquidated all Fund assets and will completely stop offering shares and cease all operations.

Mid-Cap Value Fund

The investment objective of the Mid-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

Small-Cap Value Fund

The investment objective of the Small-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000R Index.

International Fund

The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund’s total assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal market conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEAM to have a potential for superior growth in sales and earnings.

Europe Equity Fund

The investment objective of the Europe Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to Europe, as defined in the Prospectus and measured at the time of investment.

Emerging Markets Fund

The investment objective of the Emerging Markets Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to emerging markets, as defined in the Prospectus and measured at the time of investment.

The Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the Emerging Markets Fund pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to existing shareholders. Liquidation of the Fund is expected to occur on or about February 28, 2003.

Effective December 20, 2002, the Fund was closed to all new purchases and incoming exchanges, with the exception of existing 401k plan participants and certain asset allocation funds. Effective on or about February 28, 2003, the Fund expects to have liquidated all Fund assets and will completely stop offering shares and cease all operations.

Premier Fund

The investment objective of the Premier Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.

Premier Research Fund

The investment objective of the Premier Research Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment.

Premier International Fund

The investment objective of the Premier International Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies located in developed and developing countries other than the United States.

Income Fund

The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund’s portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.

Strategic Fund

The investment objective of the Strategic Fund is maximum total return. The Fund seeks to achieve this objective by following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

GEAM has broad latitude in selecting the classes of investments to which the Strategic Fund’s assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund

The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following types of U.S. dollar denominated, short-term money market instruments: (i) Government Securities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

High Yield Fund

The investment objective of the High Yield Fund is to maximize total return, consistent with the preservation of capital and prudent investment management. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in high yield securities (including bonds rated below investment grade, sometimes called “junk bonds”). This percentage limitation is measured at the time of investment.

Small-Cap Growth Equity Fund

The investment objective of the Small-Cap Growth Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that GEAM believes have the potential for above-average growth.

*             *             *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

The following table summarizes the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GEAM. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated techniques.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options

U.S. Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

S&P 500 Index Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Value Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Mid-Cap Growth Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Mid-Cap Value Equity Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes

Small-Cap Value Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

International Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Europe Equity Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes

Emerging Markets Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Premier	331/3%	Yes	Yes	Yes	No	Yes	Yes

Premier Research Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Premier International Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes

Income Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes

Strategic Investment Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes

Money Market Fund	331/3%	Yes	Yes	No	No	No	No

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities

U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes

S&P 500 Index Fund	Yes	Yes	Yes	20%	5%	35%*	Yes

Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

Mid-Cap Growth Fund	Yes	Yes	Yes	35% (maximum of 25% in BBB by S&P, Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes

Mid-Cap Value Equity Fund	Yes	Yes	Yes	20%	15% in securities rated BBB or below by S&P or Baa or below by Moody’s or equivalent	15%*	Yes

Small-Cap Value Equity Fund	No	No	No	20%	10%	10%*	Yes

International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

Europe Equity Fund	Yes	Yes	Yes	20%	15%	100%	Yes

Emerging Markets Fund	Yes	Yes	Yes	35% (maximum of 25% in BBB by S&P, Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	100%	Yes

Premier Fund	Yes	Yes	No	20%	5%	25%*	Yes

Premier Research Equity Fund	Yes	Yes	No	20%	5%	25%*	Yes

Premier International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes

Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	30%*	Yes

Money Market Fund	No	No	No	100%	None	25%*	Yes

*	This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations

U.S. Equity Fund	Yes	Yes	Yes	Yes	No	No	No*	No

S&P 500 Index Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Mid-Cap Growth Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Mid-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Small-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Europe Equity Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Emerging Markets Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Research Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Money Market Fund	Yes	Yes	Yes	No	No	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset-Backed Securities and Receivable-Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box

U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No

S&P 500 Index Fund	No	No	No	Yes	No	No	No	No

Value Equity Fund	No	No	No	Yes	No	No	No	Yes

Mid-Cap Growth Fund	No	No	No	Yes	No	No	No	Yes

Mid-Cap Value Equity Fund	Yes	No	No	Yes	No	No	No	Yes

Small-Cap Value Equity Fund	No	No	No	Yes	No	No	No	Yes

International Equity Fund	No	No	No	Yes	No	No	No	Yes

Europe Equity Fund	No	No	No	Yes	No	No	No	Yes

Emerging Markets Fund	No	No	No	Yes	No	No	No	Yes

Premier Fund	No	No	No	Yes	No	No	No	No

Premier Research Equity Fund	No	No	No	Yes	No	No	No	No

Premier International Equity Fund	No	No	No	Yes	No	No	No	Yes

Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No

Money Market Fund	No	No	No	Yes	No	Yes	No	No

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Trust’s Board of Trustees determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Trust’s Board of Trustees (the “Board”). The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid Rule 144A Securities (see “Restricted and Other Illiquid Securities”).

Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the “Investment Fund”), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GE Asset Management. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% of its assets in the Investment Fund.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Manager2 determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund.

[2]	As used in this SAI, the term “Investment Manager” shall refer to GE Asset Management, the Funds’ investment adviser and administrator, Palisade Capital Management, L.L.C., the sub-investment adviser to the Small-Cap Value Fund, and SSgA Funds Management, Inc., the investment sub-adviser to the S&P 500 Index Fund as applicable.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Temporary Defensive Positions. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund, other than the S&P 500 Index Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in fixed income securities without limitation.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that an NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Low-rated and comparable unrated securities (collectively referred to as “low-rated” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

Each Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or designated sub-custodian.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Securities. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% of its assets in “illiquid securities”; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund’s purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery by and payment to the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities)

with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the

Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the NASD, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission (“CFTC”), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures and Options on Futures. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund’s total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contracts.

Forward Currency Transactions. Certain Funds may hold currencies to meet settlement requirements for foreign securities and each Fund, other than the Premier Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund’s exposure with respect to forward currency contracts is limited to the amount of the Fund’s aggregate investments in instruments denominated in foreign currencies.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager’s special skills and experience with respect to those instruments and will usually depend upon the Investment Manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund’s options on foreign currencies to 5% of the value of the Fund’s total assets.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps and Currency Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes. The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage related securities (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectuses and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be

Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectuses.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state personal income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

The Strategic Fund intends to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of Municipal Obligations. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Strategic Fund and the High Yield Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation’s life or payment deferral period.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds’ not fully recovering their initial investment in an interest-only government stripped mortgage related security. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including “Certificates for Automobile Receivables” (“CARsSM”) and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds’ investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBs and Other Index-related Securities. Certain Funds may invest in shares of an investment company whose shares are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in shares the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Each of the U.S. Equity Fund, Premier Fund, Value Equity Fund and Strategic Fund may invest in Standard & Poor’s Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectuses and this SAI. Investment restrictions numbered 1 through 12 below have been adopted by the Trust as fundamental policies of all of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 13 through 15 may be changed by a vote of the Board of Trustees at any time.

1. No Fund may borrow money, except that a Fund may enter into reverse repurchase agreements and may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Fund’s total assets are outstanding, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each non-money market Fund may be invested without regard to this limitation, and (b) the Money Market Fund may hold more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a non-money market Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations in the event of a default by that issuer.

8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10. No Fund may invest in commodities, except that each non-money market Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in each Prospectus.

11. No Fund may invest in companies for the purpose of exercising control or management.

12. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

13. No Fund may purchase illiquid securities if more than 15% of the net assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

15. Each of the Funds, with the exception of the Strategic Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name. Each of the Funds will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The following table shows the total amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels.

Fund	Total Commissions for Fiscal Year Ended September 30, 2002	Total Commissions for Fiscal Year Ended September 30, 2001	Total Commissions for Fiscal Period Ended September 30, 2000
U.S. Equity Fund	$290,681	$325,500	$270,055
S&P 500 Index Fund	$36,193	$22,267	$17,500
Premier Fund	$116,904	$209,649	$32,743*
Premier Research Fund	$18,026	$25,344	$15,844*
Premier International Fund	$10,894	$19,210	$9,383*
Value Equity Fund	$115,893	$145,289	$82,315*
Mid-Cap Growth Fund	$36,030	$31,825	$47,359
Mid-Cap Value Fund	$21,010	$47,278	$14,458
Small-Cap Value Fund	$170,405	$181,447	$159,073
International Fund	$544,080	$588,448	$1,107,040
Europe Equity Fund	$33,417	$38,353	$86,354
Emerging Markets Fund	$46,537	$50,918	$83,955
Strategic Fund	$26,562	$5,271	$9,875*

__________

*	Information is from inception date through September 30th

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available to ensure best execution for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Investment Manager in servicing that Fund as well as all of the Investment Manager’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by Federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, the Investment Manager may consider sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal period ended September 30, 2002. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
U.S. Equity Fund	$29,277	$23,865,799
Premier Fund	$12,099	$7,965,217
Premier Research Fund	$1,303	$1,228,440
Value Equity Fund	$16,230	$12,944,979
Mid-Cap Growth Fund	$2,132	$1,751,166
Mid-Cap Value Fund	$3,782	$2,238,894
Small-Cap Value Fund*	$1,175	$252,068
International Fund	$73,082	$37,576,090
Europe Equity Fund	$2,773	$1,428,248
Emerging Markets Fund	$384	$156,042
Premier International Fund	$1,991	$1,041,536
Strategic Fund	$2,434	$1,543,155

____________

*	For period June 1, 2002 through September 30, 2002.

The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

The Investment Manager may select broker-dealers who are affiliated with the Trust or the Investment Manager. All brokerage transaction commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

Certain of the Funds’ investment strategies may result in a Fund having a higher portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The Investment Manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the Investment Manager’s outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund paying higher brokerage commissions.

The following table provides the portfolio turnover rates for each of the Funds over the past two fiscal years.

Fund	Portfolio Turnover for Fiscal Year ended September 30, 2002	Portfolio Turnover for Fiscal Year ended September 30, 2001
U.S. Equity Fund	51%	47%
S&P 500 Index Fund	59%	8%
Mid-Cap Growth Fund	43%	46%
Mid-Cap Value Fund	36%	91%
Small-Cap Value Fund	145%	151%
International Fund	40%	39%
Europe Equity Fund	62%	45%
Emerging Markets Fund	50%	64%
Income Fund	332%	338%
Value Equity Fund	36%	60%
Premier Fund	23%	31%
Premier Research Fund	88%	119%
Premier International Fund	63%	59%
Strategic Fund	86%	31%

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an “interested person” (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an “interested person” is 3003 Summer Street, Stamford, Connecticut 06905.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Michael J.Cosgrove 53	Chairman of the Board and President	Until successor is elected and qualified—6 years	President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company (“GE”), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	63

Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., GE Financial Trust Company (formerly Centurion Trust Company), Centurion Financial Advisers, Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan M. Lewis 56	Trustee and Executive Vice President	Until successor is elected and qualified—6 years	Executive Vice President, General Counsel and Secretary of GEAM since 1987	63

Trustee and Executive Vice President of GE Funds since 1993 and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Robert Herlihy 35	Treasurer	Until successor is elected and qualified—less than one year

Manager of Fund Administration at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP; from September 1998 to August 1999, a supervisor in the Investment Company Group at McGladrey & Pullen LLP; from June 1996 to September 1998, a manager of Audit Services at Condon O’Meara & Donnelly LLP; Treasurer of GE Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 1999; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since June 2002.

				N/A	N/A

Matthew J. Simpson 41	Secretary	Until successor is elected and qualified—6 years

Senior Vice President and General Counsel—Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

				N/A	N/A

NON-INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

John R. Costantino c/o GEAM 3003 Summer St. Stamford, CT 06905 56	Trustee	Until successor is elected and qualified—6 years	Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.	55

Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.), since December 2001.

William J. Lucas c/o GEAM 3003 Summer St. Stamford, CT 06905 55	Trusteekopl	Until successor is elected and qualified—6 years	Vice President and Treasurer of Fairfield University since 1983.	55

Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.), since December 2001.

Robert P. Quinn c/o GEAM 3003 Summer St. Stamford, CT 06905 66	Trustee	Until successor is elected and qualified—6 years	Retired since 1983 from Salomon Brothers Inc.;	55

GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.), since December 2001.

Each of Michael J. Cosgrove, Alan M. Lewis, Robert Herlihy and Matthew J. Simpson are deemed “interested persons” by virtue of their status as directors, officers or employees of GEAM, GE Investment Distributors, Inc. (“GEID”) and/or GE.

The non-interested trustees are members of the Fund’s Audit Committee. The Audit Committee evaluates and recommends the Fund’s independent auditors for approval by the

Board. The Audit Committee meets with the Fund’s independent auditors to review the scope and cost of the Fund’s audit and reviews the report, addresses any issues with the independent auditors and then reports to the Fund’s board. During the prior fiscal year, the Audit Committee held two meetings.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2002:

Name of Trustee	Dollar Range of Equity Securities in GE Institutional Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael J. Cosgrove	$- 0 -	$10,001 - $50,000
Alan M. Lewis	$- 0 -	Over $100,000
John R. Costantino	$- 0 -	$50,001 - $100,000
William J. Lucas	$- 0 -	$10,001 - $50,000
Robert P. Quinn	$- 0 -	$- 0 -

The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2002, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John R. Costantino		None
William J. Lucas		None
Robert P. Quinn		None

No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $48,000 for services as Trustee in the GE Family of Funds. In addition, each Trustee receives $500 for each in person and $250 for each telephonic meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Trustees’ Compensation

(for the fiscal year ended September 30, 2002)

Name of Trustee	Total Compensation From the Trust	Total Compensation from Investment Companies Managed by GEAM
Michael J. Cosgrove	None	None+
Alan M. Lewis	None	None+
John R. Costantino	$11,068	$50,000++
William J. Lucas	$11,068	$50,000++
Robert P. Quinn	$11,068	$50,000++

+	As of September 30, 2002, Mr. Cosgrove and Mr. Lewis served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.

++	As of September 30, 2002, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator

GEAM serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE’s businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GE Asset Management provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GE Asset Management and its predecessors have managed GE’s pension assets since 1927. As of December 31, 2002, GEAM had approximately $170.6 billion of assets under management, of which more than $12.8 billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, and GEID, are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the Code.

GE Asset Management Investment Advisory and Administration Agreements

The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust’s Board, provides a continuous investment program for the relevant Fund’s assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund’s investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust’s registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund’s investment objective, policies and restrictions as stated in the Trust’s current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM’s services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Each Fund is responsible for paying all of its expenses that are not assumed by GEAM pursuant to the Advisory Agreements. Such expenses include fees payable to the Trust’s independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund’s outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days’ nor less than 30 days’ written notice to the other or by vote of holders of a majority of the relevant Fund’s outstanding voting securities.

The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM’s request, the Trust’s license to use the initials “GE” will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials “GE”.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Trust and a Fund and its shareholders; (b) the investment adviser’s costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser’s (or sub-adviser’s) relationship with the Trust or a Fund.

As part of its consideration of the quality of services provided to the Trust and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the Funds. The Board also reviewed the profitability of the adviser with respect to each of the Funds and on an aggregate basis, and considered that the adviser’s profits were reasonable in relation to its costs.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations imposed by the adviser. In comparing the expense ratio of each of the Funds to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

Investment Advisory Fees

For its services to each Fund of the Trust, GEAM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEAM monthly. The advisory and administration fee for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level or “breakpoint.” The fees payable to GEAM are based on the average daily net assets of each Fund at the following rates:

Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage (%)*
U.S. Equity Fund Value Equity Fund Mid-Cap Growth Fund Premier Fund Premier Research Fund	First $25 million Next $25 million Over $50 million	.55 .45 .35

S&P 500 Index Fund	All assets	.15

Mid-Cap Value Fund	First $25 million Next $25 million Over $50 million	.65 .60 .55

Small-Cap Value Fund Small-Cap Growth Fund	First $25 million Next $25 million Over $50 million	.70 .65 .60

International Fund Europe Equity Fund Premier International Fund	First $25 million Next $50 million Over $75 million	.75 .65 .55

Emerging Markets Fund	First $50 million Over $50 million	1.05 .95

Income Fund	First $25 million Next $25 million Next $50 million Over $100 million	.35 .30 .25 .20

Strategic Fund High Yield Fund	First $25 million Next $25 million Over $50 million	.45 .40 .35

Money Market Fund	First $25 million Next $25 million Next $50 million Over $100 million	.25 .20 .15 .10

__________

*	From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

The Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Trust or any Fund.

The following table provides total management fees paid by each Fund over the past three fiscal years.

Fund	Total Management Fees for Fiscal Year ended September 30, 2002	Total Management Fees for Fiscal Year ended September 30, 2001	Total Management Fees for Fiscal Period ended September 30, 2000
U.S. Equity Fund	$1,005,811	$1,096,386	$967,707
S&P 500 Index Fund	$76,793	$144,238	$137,467
Premier Growth Fund	$630,252	$551,702	$122,701*
Premier Research Fund	$42,237	$50,037	$23,414*
Premier International Fund	$44,512	$56,834	$30,505*
Value Equity Fund	$454,116	$443,694	$157,866*
Mid-Cap Growth Fund	$103,874	$109.602	$107,862
Mid-Cap Value Fund	$96,869	$95,989	$70,917
Small-Cap Value Fund	$151,131	$143,919	$106,940
International Fund	$1,740,034	$1,962,456	$1,963,052
Europe Equity Fund	$71,478	$89,961	$101,813
Emerging Markets Fund	$117,186	$102,846	$132,909
Income Fund	$515,971	$514,661	$395,242
Strategic Fund	$110,340	$31,380	$32,446*
Money Market Fund	$173,452	$75,722	$10,784

*	Information is from inception date through September 30th.

Investment Sub-Advisers

Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM’s responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following sub-advisers to manage certain of the Funds.

S&P 500 Index Fund. GEAM has retained SSgA Funds Management, Inc., (“SSgA”), to provided day-to-day portfolio management to the S&P 500 Index Fund. SSgA is one of the State Street Global Advisors companies (“State Street Global Advisors”) which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in Federal law, succeeded the registered investment company advisory business of State Street Global Advisors as of May 2001. As of December 31, 2002, SSgA had approximately $60 billion in assets under management, and State Street Global Advisors had approximately $762 billion in assets under management. For SSgA’s services, GEAM (and not the Fund) pays SSgA monthly compensation in the form of an investment advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund at the annual rate of .05% of the first $100 million, .04% of the next $200 million and .03% for all amounts over $300 million.

Small-Cap Value Equity Fund. Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEAM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEAM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund’s sub-investment adviser. Palisade has managed various institutional and private accounts, and translates its experience to the mutual fund portfolio it sub-advises for GEAM. Palisade has managed the Small-Cap Value Fund since its inception. For its services as sub-investment adviser to the Small-Cap Value Fund, GEAM (and not the Fund) pays Palisade a fee equal to an annual rate of .35% of the first $200 million, .325% of the next $100 million and .30% of amounts in excess of $300 million.

Sub-Advisory Agreements

SSgA and Palisade serve as sub-advisers to the S&P 500 Index Fund and the Small-Cap Value Fund, respectively, pursuant to sub-advisory agreements with GEAM (the “Sub-Advisory Agreements”). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Securities Activities of the Investment Manager

Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Manager (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which the Investment Manager acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Shareholder Servicing and Distribution Plan

The Trust’s Board adopted a Shareholder Servicing and Distribution Plan with respect to the Trust’s Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Trust pays GE Investment Distributors, Inc. (“GEID”), with respect to the Service Class shares of each Fund, an annual fee of .25% of the value of the average daily net assets attributed to such Service Class shares. The shareholder servicing and distribution fee is intended to (a) compensate GEID, or enable GEID to compensate other persons (“Service Providers”), for providing ongoing servicing and/or maintenance of the accounts of Service Class shareholders of a Fund and (b) compensate GEID, or enable GEID to compensate Service Providers (including any distributor of Service Class shares of the Fund), for providing services primarily intended to result in, or are primarily attributable to, the sale of Service Class shares.

The Plan was approved by the sole initial shareholder of the Trust. Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s full Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of Service Class shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Service Class shares of that Fund (as defined in the 1940 Act).

During the fiscal period ended September 30, 2002, $159,975 was paid to GEID for distribution and shareholder servicing. For the fiscal year ended September 30, 2002, the following GE Institutional Funds paid GEID under their12b-1 Plans:

Fund	Amount Paid Under Service Class 12b-1 Plan
International Equity	$7,534
Money Market	64,831
Premier Growth Equity	26,900
U.S. Equity	60,710
TOTAL	$159,975

For the fiscal year ended September 30, 2002, the GE Institutional Funds spent the fees paid under each Fund’s Service Class 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Sales Personnel	Other**	Total
International Equity	$38,317	$14,105	$4,256	$56,678
Money Market	32,636	157,162	44,655	234,452
Premier Growth Equity	38,317	51,994	15,574	105,886
U.S. Equity	38,317	122,113	35,028	195,458
TOTAL	$147,587	$345,373	$99,512	$592,473

**	Other includes the following expenses: rent, phone, and recruiting of sales personnel.

In addition to distribution and shareholder servicing fees paid under the Plans, GEAM, GEID or their affiliates may, at their own expense, compensate certain broker-dealers or other financial intermediaries for marketing, shareholder servicing, recordkeeping and other services performed with respect to the Funds, or any class of shares of the Funds. Such fees may, but are currently not expected to, exceed 0.50% of the average annual value of accounts with the Funds maintained by such financial intermediaries. The entity making such payments may do so out of its profits, revenues or other sources.

Custodian, Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds’ investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distributor

GE Investment Distributors, Inc. (“GEID”), located at 201 Merritt 7, Norwalk, Connecticut 06856, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Trust’s Board, is the Chairman of the Board, Chief Executive Officer and President of GEID.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust’s custodian and transfer agent. The offering price is equal to NAV, as described below.

GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with GEID (“Authorized Firms”) for providing on-going services with respect to Service Class shares.

GEID offers shares of each class to certain investors that meet the eligibility requirements described below. The Trust was designed to appeal to institutional investors such as corporations, foundations, endowments and trusts established to fund employee benefit plans of various types as well as charitable, religious and educational institutions. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund.

Eligible Investors

The Fund is offered only to institutional investors, including defined contribution plans that meets the requirements for qualification under section 401(k) of the Internal Revenue Code (“Code”), tax-deferred arrangements under section 403(b) or 457 of the Code, similar plans or arrangements pursuant to which an investor is not taxed on his or her investment in the Fund until the investment is sold, and entities that are not subject to the individual federal income tax.

Eligibility Requirements

Investment Only Defined Contribution Plan Investors: An investment only defined contribution plan may invest in the Trust if such investor has at least $50 million of plan assets at the time of initial investment. There is no minimum investment for subsequent purchases.

An investment only defined contribution plan is a defined contribution plan that does not receive recordkeeping and administration services from a designated third party administrator through its alliance relationship with GEID or its affiliate.

An investment only defined contribution plan generally must individually meet the eligibility requirements and will not be considered a related investor of any other investor in the Trust.

All Other Investors: The minimum initial investment in each Fund is $5 million for each investor or group of related investors. There is no minimum investment requirement for subsequent purchases.

The minimum investment requirement is waived for each investor or group of related investors if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by GE Asset Management.

Full-service defined contribution plans are not eligible to invest in the Trust. A full-service defined contribution plan is a defined contribution plan that receives recordkeeping and administration services from SSB through SSB’s alliance relationship with GERS.

Related Investors: Related investors are investors that are affiliated persons of each other within the meaning of the 1940 Act.

For example, institutional clients of a financial intermediary as related investors of the intermediary where Fund shares are held by that intermediary in an omnibus account for its clients.

Purchases In-Kind: Investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the appropriate Fund. The Funds’ Distributor would inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund shares of equal value. The Funds reserve the right to require the Distributor to suspend the offering of shares of the Emerging Markets Fund or International Fund for cash in amounts greater than $5 million and of the other non-money market Funds in amounts above $10 million.

An investor may redeem all or a portion of the shares on any day that the Fund is open for business. Redemption requests received in good order on that day will be effected at the net asset value next determined after the close of regular trading on the New York Stock Exchange, Inc.

(“NYSE”). Redemption requests received in proper form after the close of business of the NYSE will be effected at the net asset value as next determined. Investors must specify the class of shares to be redeemed if they hold both Service Class and Investment Class shares of a Fund.

How to Open an Account. Investors must open an account before purchasing Fund shares. Investors may open an account by submitting an account application to GEID, the transfer agent or a broker-dealer, financial institution or investment adviser that has entered into a sales agreement with GEID (“Authorized Firm”). Investors may obtain an account application by telephoning the Trust at (800) 493-3042 or by writing to the Trust at:

GE Institutional Funds

P.O. Box 120065

Stamford, CT 06912-0065

For overnight package delivery:

GE Institutional Funds

c/o National Financial Data Services Inc.

330 West 9th Street

Kansas City, MO 64105

To open an account, an investor must complete and sign an application and furnish its taxpayer identification number to the Trust. The investor also must certify whether or not it is subject to withholding for failing to report income to the Internal Revenue Service.

How to Buy Shares. After a completed account application has been received and processed, an investor may purchase Fund shares from GEID or through brokers, dealers, financial institutions or investment advisers that have entered into sales agreements with GEID (“Authorized Firms”).

An investor may purchase shares through an Authorized Firm with the assistance of a sales representative (an “Investment Professional”). The Authorized Firm will be responsible for transmitting the investor’s order promptly to the transfer agent. Investors should contact their Investment Professional for further instructions.

Investors also may purchase shares directly from the transfer agent by wiring federal funds to: State Street Bank and Trust Company (ABA # 0110-0002-8) For: GE Institutional Funds—[Name of Fund] Account of: [Investor’s name, address and account number]. If a wire is received by the close of regular trading on the NYSE on a Business Day, the shares will be priced according to the net asset value of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund’s net asset value per share is next determined.

Payment for orders that are not accepted will be returned to investors promptly. An investor’s financial institution may charge a fee for wiring its account.

Redemptions

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (i) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier’s check.

Distributions-in-Kind. If the Board determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust’s net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GE Asset Management to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Exchange Privilege

As described in the Prospectuses, a shareholder of the Investment Class of a Fund may exchange such shares for Investment Class shares of another Fund or for Service Class shares of the same or another Fund. Likewise, shareholders of the Service Class shares of a Fund may exchange such shares for Service Class shares of another Fund or for Investment Class shares of the same or another Fund.

The exchange privilege described in the Prospectuses enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, and provided the Fund is an available option, the shareholder meets the minimum investment requirement for the Fund that is the “target” of the exchange, and such Fund may be legally sold in the shareholder’s state of residence, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request and may, upon 60 days’ prior written notice to a Fund’s Shareholders, terminate the exchange privilege.

An exchange for the same class of another Fund is a sale and purchase of shares for tax purposes. An investor may have a taxable gain or loss when he or she exchanges shares.

NET ASSET VALUE

The Trust will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of a class of a Fund may not take place contemporaneously with the determination of the prices of many of its portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the fair valuation committee. In carrying out the Board’s valuation policies, the fair valuation committee may consult with one or more independent pricing services (“Pricing Service”) retained by the Trust.

Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. The procedures of the Pricing Service are reviewed periodically by GE Asset Management under the general supervision and responsibility of the Board.

The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GE Asset Management to present minimal credit risks. Pursuant to the rule, GE Asset Management has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GE Asset Management may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), (which the Trust intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the value of each Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with “Global” and “International” in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Trust will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

As of September 30, 2002 the following Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Amount	Expiration Dates: September 30,
U.S. Equity Fund	$9,267,908	2010
S&P 500 Index Fund	$10,134,125	2010
Value Equity Fund	$401,673 $7,672,281	2009 2010
Mid-Cap Growth Fund	$354,361	2010
International Fund	$831,308 $35,780,923	2009 2010
Europe Equity Fund	$348,486 $1,593,190	2009 2010
Emerging Markets Fund	$97,797 $808,945	2009 2010

Fund	Amount	Expiration Dates: September 30,
Premier Fund	$4,694,591	2010
Premier Research Fund	$100,460 $1,533,530	2009 2010
Premier International Fund	$618,920 $1,824,264	2009 2010
Money Market Fund	$44 $3	2009 2010

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). Because the Trust does not intend to market the Funds to individuals, the discussion is not intended to address the U.S. federal income tax consequences to individuals from investments in the Funds. The discussion also does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for its shares. A shareholder that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Any gain or loss recognized on a sale or redemption (including by exercise of the exchange privilege) of a shareholder’s shares generally will be a long-term capital gain or loss if the shareholder has held its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Trust with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

THE FUNDS’ PERFORMANCE

The Trust, from time to time, may quote a Fund’s performance, in terms of a Class’ yield and/or total return, in reports or other communications to shareholders of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

The performance figures for the Investment Class shares of certain Funds are reflected below. These figures are net of fees and expenses attributable to such shares of the Funds noted and assume changes in share price, reinvestment of dividends and capital gains. Because the Investment Class shares of the Funds do not pay a shareholder servicing and distribution fee, the performance figures shown below for the Investment Class shares of the Funds noted can be expected to be higher than the performance figures for the Service Class shares of the corresponding Fund. No performance figures are shown below for the Investment Class shares of the Small-Cap Growth Fund and the High Yield Fund because each of these Funds lacks an operating history as of the date of this SAI.

Yield for the Money Market Fund

The Trust may, from time to time, include the yield and effective yield of each class of shares of the Money Market Fund in advertisements or reports to shareholders or prospective investors. “Current yield” will be based upon the income that a hypothetical investment in a class of shares of the Fund would earn over a stated seven-day period. This amount would then be “annualized,” which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund’s “effective yield” will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

The yield for the Money Market Fund is computed by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (iii) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Trust may calculate a compounded effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

The seven-day current yield and effective seven-day yield, as of September 30, 2002, for the Investment Class shares of the Money Market Fund were 1.42% and 1.43%, respectively.

30-day yield

From time to time, the Trust may advertise a Fund’s 30-day yield. The 30-day yield figures are calculated for a Class or Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

Yield = 2[(a-b + 1)6-1]

    cd

Where:

a =	dividends and interest earned during the period.
b =	expenses accrued for the period (net of reimbursement).
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund’s portfolio, portfolio maturity, operating expenses and market conditions.

The 30-day yield for the period ended September 30, 2002 for the Investment Class shares of the Income Fund was 4.07%.

Average Annual Total Return

From time to time, the Trust may advertise a Fund’s “average annual total return,” which represents the average annual compounded rates of return over one-, five- and ten-year periods, or other periods, or over the life of the Fund (as stated in the advertisement) for each Class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a class of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. When considering average annual total return figures for periods longer than one year, investors should note that a Fund’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

The “average annual total return” figures for the Funds described below are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)[n] = ERV

P	=	a hypothetical initial payment of $1,000;

T	=	average annual total return;

n	=	number of years; and

ERV	=

Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-  or 10-year period at the end of a 1-, 5-  or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes the maximum applicable sales load is deducted from the initial investment or redemption amount, in the case of CDSC, complete redemption of the hypothetical investment at the end of the measuring period.

The average annual total returns for each Fund was as follows as of September 30, 2002:

Average Annual Return

Fund	One Year		Since Inception		Inception Date
U.S. Equity Fund Investment Class Service Class*	-17.28 -17.53	% %	0.98 -18.57	% %	11/25/97 1/3/01

S&P 500 Index Fund Investment Class	-20.74%		-1.69%		11/25/97

Mid-Cap Growth Fund Investment Class	-14.67%		-1.48%		11/25/97

Mid-Cap Value Fund Investment Class	-8.08%		-1.13%		12/31/98

Small-Cap Value Fund Investment Class	-3.13%		7.06%		08/03/98

Value Equity Fund Investment Class	-16.65%		-11.12%		02/21/00

Premier Fund Investment Class Service Class*	-15.45 -15.68	% %	-9.78 -19.23	% %	10/29/99 1/3/01

Premier Research Fund Investment Class	-19.26%		-18.82%		04/28/00

Premier International Fund Investment Class	-24.35%		-28.19%		04/28/00

Average Annual Return

Fund	One Year		Since Inception		Inception Date

International Fund Investment Class Service Class*	-16.00 -16.34	% %	-2.96 -24.39	% %	11/25/97 1/03/01

Europe Equity Fund Investment Class	-18.35%		-8.21%		01/29/99

Emerging Markets Fund Investment Class	3.42%		-3.52%		11/25/97

Strategic Fund Investment Class	-7.83%		-2.44%		10/29/99

Income Fund Investment Class	8.07%		7.31%		11/21/97

Money Market Fund Investment Class	1.91%		4.65%		12/02/97

*	The performance information presented above is from inception date January 3, 2001.

**	The performance information presented above is the average annual total return for Investment Class shares of the Fund adjusted to reflect the deduction of the annual rate of total operating expenses of the Service Class shares of the Fund. The performance information presented above is not the performance of the Service class Shares of the Funds, and should not be considered an indication of future performance.

Aggregate Total Return

The Trust may use “aggregate total return” figures in advertisements, which represent the cumulative change in value of an investment in a Class of shares of a Fund for a specific period, and which reflects changes in the Fund’s share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Because there is a .25% shareholder servicing fee imposed on the Service Class shares, the total returns for each of the Investment Class and the Service Class will differ. Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

The Trust also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, because the latter reflects compounding of return.

“Aggregate total return” represents the cumulative change in the value of an investment in a Class for the specified period and are computed by the following formula:

Aggregate Total Return = ERV - P

                                                 P

Where P = a hypothetical initial payment of $1,000; and

ERV =

Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a
1-, 5- or 10-year period at the end of the 1-,
5- or 10-year period (or fractional portion
thereof), assuming reinvestment of all
dividends and distributions.

Yield and return figures are based on historical earnings and are not intended to indicate future performance.

Distribution Rate

The Trust may advertise a Fund’s distribution rate and/or effective distribution rate. A Fund’s distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

A Fund’s distribution rate measures dividends distributed for a specified period. A Fund’s distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund’s yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund’s last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Comparative Performance Information

In addition to the comparative performance information included in the Prospectuses and otherwise quoted in sales and advertising materials, the Trust may compare the Fund’s performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GE Asset Management derived from those indices.

Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund’s performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund’s. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

PRINCIPAL STOCKHOLDERS

The current Trustees and officers of each Fund, as a group, beneficially owned less than 1% of each Fund’s outstanding shares. Those investors shown to own more than 25% of a Fund in the following table may be deemed to control those Funds (each a “CP”). Any CP can have a significant impact on the outcome of a shareholder vote. In addition, certain Funds are owned by more than one CP controlled by GE and, collectively, they could significantly impact the outcome of any shareholder vote. Each CP denoted by an asterisk is controlled by General Electric Company (“GE”) or is an employee benefit plan for an entity controlled by GE, a New York corporation. For more information about GE and its subsidiaries, please refer to GE’s 10-K filed on December 31, 2002.

The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding Investment Class and/or Service Class shares of the following Funds as of December 31, 2002:

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund

U.S. Equity Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 800 Tinicum Blvd. Philadelphia, PA 19153-3111	10,301,153.608	40.46%	37.41%

*State Street Bank & Trust Co. TTEE Benchside & Co.—GE Cap Asset Maint. Master Trust Client SER-W6C 1 Enterprise Drive N. Quincy, MA 02171-2126	2,620,064.508	10.29%	9.51%

Prudential Securities Inc. FBO Prudential Retirement Services Nominee For Trustee Plan S300307 Oc Tanner Company PO Box 5310 Scranton, PA 18505-5310	1,789,834.338	7.03%	6.50%

University of British Columbia C/o Treasury Dept—Header House 2336 West Wall Vancouver, BC Canada V6T 1Z4	4,075,195.424	16.01%	14.80%

Bost & Co Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	1,385,786.518	5.44%	5.03%

U.S. Equity Fund (Service Class)

Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	2,075,908.565	100.0%	7.53%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
S&P 500 Index Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	2,153,666.311	22.35%	22.35%

Wachovia Bank FBO Various Retirement Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	6,816,836.287	70.73%	70.73%

Premier Fund (Investment Class)

Pepperdine University Attn: Clariza Mullins, Treasurer 24255 Pacific Coast Hwy Malibu, CA 90263-0002	1,128,668.172	6.06%	5.66%

Montefiore Medical Center Joel Perlman—VP Finance Attn: David Ingber 111 E 210 St., Fordham Plaza, 7th Floor Bronx, NY 10467-2490	964,455.211	5.18%	4.84%

Steamfitters Industry Pension Fund Kevin J. Driscoll Admin 5 Penn Plaza New York, NY 10001-1810	1,078,530.557	5.79%	5.41%

Metal Trades Branch Local 638 Pension Fund Steamfitters Ind. Fund Office 5 Penn Plaza New York, New York 10001-1810	2,517,255.441	13.52%	%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
Premier Fund (Investment Class) (Cont.)

Steam Fitters Industry Security Benefit Fund-Multiple Employee-Taft Hartley Funds C/O Kevin J. Driscoll 5 Penn Plz New York, NY 10001-1810	1,759,965.578	9.46%	8.83%

*First Union National Bank Tr Penske Relationship Attn: Tom Boyer NC1076 1525 W Wt Harris Blvd Charlotte, NC 28262-8522	8,019,719.923	43.09%	40.43%

Premier Fund (Service Class)

American Express Trust Co. FBO American Express Retirement Services Plans 50534 AXP Financial Center Minneapolis, MN 55474-0505	1,322,618.941	100.0%	6.63%

Value Equity Fund (Investment Class)

*Colonial Penn Insurance Company Attn.: Jerry Fulps 601 Union Street, Suite 1400 Seattle, WA 98101-2341	1,037,441.261	7.90%	7.90%

*GEFA Holdings Inc. Attn.: Jerry Fulps 601 Union Street, #14 Seattle, WA 98101-2341	1,037,441.261	7.90%	7.90%

St Francis Hospital 100 Port Washington Blvd. Roslyn, NY 11576-1348	1,188,382.585	9.05%	9.05%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
Value Equity Fund (Investment Class) (Cont.)
Winchester Regional Health System Employees Retirement Plan Attn: Philip Farley 1840 Amherst St. Winchester, VA 22601-2808	893,527.837	6.80%	6.80%

Winchester Medical Center Non Profit Attn: J. Craig Lewis PO Box 3340 1840 Amherst St. Winchester, VA 22601-2808	2,482,021.772	18.90%	18.90%

Edmonton Community Foundation 710-10117 Jasper Avenue Edmonton Alberta T5J IW8 Canada	807,542.143	6.15%	6.15%

Corpus Christi Fire Fighters Retirement System Attn: Andres Barboza Chairman & Gracie G. Flores Plan Admn 711 N. Carancahua St., Ste 724 Corpus Christi, TX 78475-0085	766,986.172	5.84%	5.84%

St. Francis Hospital Foundation Inc. 100 Port Washington Blvd. Roslyn, NY 11576-1348	672,213.372	5.12%	5.12%

Alabama Business Charitable Trust Inc. 501 (C)4 William F. Smith Treasurer 17N-030 600 N. 18th St. Birmingham, AL 35291-0001	766,986.172	5.84%	5.84%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
Mid-Cap Growth Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	1,623,521.159	84.47%	84.47%

*Defined Benefit Plans Master Trust Agreement Between MRA Sys Inc. & State Street Bank & Trust C/O Alice Guillott—Salaried Pension Plan 1 Newmann Way J-103 Evendale, OH 45215	150,616.481	7.84%	7.84%

*Defined Benefit Plans Master Trust Agreement Between MRA Sys Inc. & State Street Bank & Trust C/O Alice Guillott—Hourly Pension Plan 1 Newmann Way J-103 Evendale, OH 45215	98,253.541	5.11%	5.11%

Mid-Cap Value Fund (Investment Class)

*Union Fidelity Life Insurance Company Attn.: Jerry Fulps 601 Union Street Suite 1400 Seattle, Washington 98101	1,107,863.913	80.59%	80.59%

Saturn & Co. FBO Outlet Broadcasting C/o Investors Bank & Trust P.O. Box 9130 Boston, MA 02117-9130	96,419.313	7.01%	7.01%

Citizens Bank &Trust Co. Attn. Trust Dept. 10 West Main Street P.O. Box 277 Ardmore, OK 73402-0277	131,566.532	9.57%	9.57%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
Small-Cap Value Fund (Investment Class)

*GE Financial Assurance 601 Union Street Seattle, WA 98101-2341	1,351,255.728	38.22%	38.22%

*First Colony Life Insurance Defined Benefit Pension Plan Attn.: Robert Tursky P.O. Box 1280 Lynchburg, VA 24505-1280	231,728.700	6.55%	6.55%

*GE Institutional Small Cap Value Equity Attn: Joe Macari 3003 Summer Street Stamford, CT 06905-4316	1,585,685.514	44.85%	44.85%

International Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	4,744,996.175	12.35%	12.21%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
International Fund (Investment Class) (Cont.)
Aid Assn for Lutherans Ron Anderson Trustee Attn: Dave J. Schnarsky 4321 N. Ballard Rd. Appleton, WI 54919-0001	8,687,892.089	22.61%	22.35%

Aid Assn for Lutherans Ron Anderson Trustee Attn: David J. Schnarsky 4321 N. Ballard Rd. Appleton, WI 54919-0001	2,767,332.101	7.20%	7.12%

International Fund (Service Class)

American Express Trust Co. FBO American Express Retirement Services Plans 50534 AXP Financial Center Minneapolis, MN 55474-0505	433,663.450	100.0%	1.12%

Europe Equity Fund (Investment Class)

*First Colony Life Insurance Company 601 Union Street, Suite 1400 Seattle, WA 98101	1,406,159.822	100.0%	100.0%

Emerging Markets Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	968,690.941	71.16%	71.16%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund

Emerging Markets Fund (Investment Class) (Cont.)

*Defined Benefit Plan Master Trust Agreement Between MRA Sys Inc. & State Street Bank & Trust C/O Alice Guillott—Salaried Pension Pln 1 Newmann Way J-103 Evendale, OH 45215	148,980.750	10.94%	10.94%

*Defined Benefit Plans Master Trust Agreement Between MRA Sys Inc. & State Street Bank & Trust C/O Alice Guillott—Hourly Pension Plan 1 Newmann Way J-103 Evendale, OH 45215	96,863.516	7.12%	7.12%

Citizens Bank & Trust Co Attn: Trust Dept 10 West Main St. PO Box 277 Ardmore, OK 73402-0277	96,592.819	7.10%	7.10%

Income Fund (Investment Class)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Services 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	5,830,233.172	26.57%	30.14%

Metal Trades Branch Local 638 Pension Fund c/o Kevin J. Driscoll Steamfitters Ind Fund Office 5 Penn. Plaza New York, NY 10001-1810	2,776,432.025	12.65%	12.65%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund

Income Fund (Investment Class) (Cont.)

*First Union National Bank Penske Relationship 1525 W. Wt. Harris Blvd. Charlotte, NC 28262-8522	7,061,323.751	32.18%	32.18%

Strategic Fund (Investment Class)

*State Street Bank & Trust Co. TTEE Benchside & Co.—GE Cap Asset Maint. Master Trust Client SER-W6C 1 Enterprise Drive N. Quincy, MA 02171-2126	1,686,559.092	40.05%	40.05%

State of Wyoming Trustee FBO WRS Deferred Compensation Plan C/O Great-West 8515 E. Orchard Rd #2T2 Englewood, CO 80111-5037	640,702.655	15.21%	15.21%

*GE Institutional Strategic Investment Attn: Joe Macari 3003 Summer Street Stamford, CT 06905-4316	678,798.932	16.12%	16.12%

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	1,204,139.653	28.59%	28.59%

Money Market Fund (Investment Class)

Metro-Goldwyn—Mayer Studios Inc. Attn: Sandra Yee Treasury Operations 2500 Broadway Santa Monica, CA 90404-3065	30,336,265.370	29.10%	29.10%

*Montgomery Ward LLC Retirement Plan 200 Newport Avenue Ext. Quincy, MA 02171-2102	60,497,375.950	58.03%	58.03%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund

Money Market Fund (Investment Class) (cont.)

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Services 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	5,922,451.310	5.68%	5.68%

Premier Research Fund (Investment Class)

*GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	1,033,266.111	100.0%	100.0%

Premier International Fund (Investment Class)

*GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	1,048,904.594	100.0%	100.0%

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust’s Amended and Restated Declaration of Trust, dated July 24, 1998, as amended from time to time (the “Declaration”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust par value $.001 per share. Under the Declaration, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.

Currently, there are seventeen Funds in the Trust: the U.S. Equity Fund, S&P 500 Index Fund, Premier Fund, Value Equity Fund, Mid-Cap Growth Fund, International Fund, Income Fund, Strategic Fund, Emerging Markets Fund and Money Market Fund were established as series of the Trust on November 13, 1997. The Mid-Cap Value Fund, Small-Cap Value Fund, High Yield Fund and Small-Cap Growth Fund were added as series of the Trust on May 8, 1998. The Europe Equity Fund was added as a series of the Trust on November 6, 1998. The Premier Research Fund and Premier International Fund were added as series of the Trust on December 13, 1999. Additional series may be added in the future.

The Declaration also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as the Investment Class shares and the Service Class shares. State Street maintains a record of each shareholder’s ownership of shares of a Fund. The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that Fund. Holders of Service Class shares have certain exclusive voting rights on matters relating to the Plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. State Street maintains a record of each shareholder’s ownership of shares of a Fund.

Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (a) the distribution and service fees relating to Service Class shares will be borne exclusively by that class; and (b) each of the Service Class shares and the Investment Class shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Service Class shares or Investment Class shares are purchased. In the event of liquidation, shareholders of each class of each Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

Unless otherwise required by the 1940 Act or the Declaration, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust.

Shareholder Liability. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (“DBTA”) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (a) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any Fund, and (c) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability. The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Interseries Liability. All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each of the Service Class and the Investment Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (i) the designation of each Class; (ii) the sales arrangement; (iii) certain expenses allocable exclusively to each Class; and (iv) voting rights on matters exclusively affecting a single Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the Trust’s Board of Trustees deems the change necessary by the Board.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote, or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.

Counsel. Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415 serves as counsel for the Trust.

Independent Accountants. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust.

FINANCIAL STATEMENTS

The Annual Report dated September 30, 2002, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report.

The Funds that are included in the Annual Report dated September 30, 2002 are the U.S. Equity Fund, the S&P 500 Index Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Small-Cap Value Fund, the Value Equity Fund, the Premier Fund, the Premier Research Fund, the Premier International Fund, the International Fund, the Europe Equity Fund, the Emerging Markets Fund, the Strategic Fund, the Income Fund and the Money Market Fund. The High Yield Fund and the Small-Cap Growth Fund have not yet commenced operations and have no assets as of the date of this SAI.

The Trust will furnish, without charge, a copy of the Annual Report, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065, (800) 242-0134.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-term obligations, including commercial paper, rated A-1+ by ICA Limited or its affiliate ICA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

Thomson BankWatch Inc. employs the rating TAW-1 to indicate issues having a very high degree of likelihood of timely payment. TAW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TAW-1. While the rating TAW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TAW-4; this rating is regarded as non-investment grade and, therefore, speculative.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA—This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC—Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA—Prime—These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds—In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds—Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade—The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A—Good Grade—Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligations Bonds—There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds—Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB—Medium Grade—Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds—Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds—Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa—Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B—Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.